UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

AppHarvest, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39288	82-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Appalachian Way Morehead, KY	40351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (606) 653-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 15, 2021, AppHarvest Morehead Farm, LLC, a Delaware limited liability company (the “Borrower Subsidiary”) and wholly-owned indirect subsidiary of AppHarvest, Inc. (the “Company”), entered into a Master Credit Agreement, dated June 15, 2021, as amended by that certain Addendum to Master Credit Agreement, dated June 15, 2021 (collectively, the “Real Estate Credit Agreement”), between the Borrower Subsidiary and Rabo AgriFinance LLC, a Delaware limited liability company (the “Lender”) for a real estate term loan in the original principal amount of $75 million (the “Real Estate Loan”).

The Real Estate Loan matures on April 1, 2031, with payments made as follows: (i) interest payments once per fiscal quarter, commencing on July 1, 2021; (ii) principal payments once per fiscal quarter, commencing on January 1, 2022; and (iii) the balance of principal and interest due upon maturity. Payments are based on one month LIBOR plus 2.500% per annum, subject to adjustment on July 1, 2023 and at the end of each successive two year period, as set forth in the Real Estate Credit Agreement. Shortly following its entry into the Real Estate Credit Agreement, the Borrower Subsidiary intends to enter into an interest rate swap with an affiliate of the Lender to hedge the interest rate under the Real Estate Loan.

The collateral securing the payment and performance of the obligations under the Real Estate Credit Agreement consists of a perfected first priority lien on, and security interest in, that certain real property of the Borrower Subsidiary commonly known as 500 Appalachian Way, Morehead, Kentucky, together with associated personal property and fixtures.

The Real Estate Credit Agreement includes customary representations and covenants for financing transactions of this nature, including, among others, a requirement to comply with a minimum debt service coverage ratio and a leverage ratio, in each case as set forth in the Real Estate Credit Agreement. The Company does not guaranty the Real Estate Loan.

The foregoing description of the Real Estate Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Real Estate Credit Agreement, which is filed as Exhibit 10.1, to this Current Report on Form 8-K (the “Form 8-K”).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 16, 2021, the Company issued a press release (the “Press Release”) announcing the Borrower Subsidiary’s entry into the Real Estate Credit Agreement. A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 of the Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward Looking Statements

Certain statements included in this Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the Company’s intention to build high-tech controlled environment agriculture farms, the anticipated benefits of and production at such facilities, the Company’s future financial performance, the Company’s growth plans and strategy, ability to capitalize on commercial opportunities, future operations, estimated financial position, prospects, plans and objectives of management as well as the Borrower Subsidiary’s intent to enter into an interest rate swap with an affiliate of the Lender to hedge the interest rate under the Real Estate Loan are forward-looking statements. These statements are based on various assumptions, whether or not identified in this Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those discussed in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 17, 2021 under the heading “Risk Factors,” and other documents the Company has filed, or that the Company will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this Form 8-K. the Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments of any date subsequent to the date of this Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Master Credit Agreement, dated June 15, 2021, as amended by that certain Addendum to Master Credit Agreement, dated June 15, 2021, by and between AppHarvest Morehead Farm, LLC and among Rabo AgriFinance LLC.
99.1	Press Release, dated June 16, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: June 16, 2021
	By:	/s/ Loren Eggleton
Loren Eggleton
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)